SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC
                                     20549


                    ________________________________________

                                    FORM 8-K
                    ________________________________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: February 28, 1997
                       (Date of earliest event reported)


                         INSIGNIA FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                        0-19066                   13-3591193
(State or other jurisdiction of       (Commission              (I.R.S. Employer
incorporation or organization)         File Number)              Identification
                                                                     Number)


                          One Insignia Financial Plaza
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (864) 239-1000


                     ______________________________________

Item 5.  Other Events

     On February 27, 1997, Insignia Financial Group, Inc. acquired Rostenberg-Doern Company, Inc. ("RDC"). RDC is a leading commercial real estate services provider in Westchester County, New York and Fairfield County, Connecticut. RDC, which had 1996 revenues of $4.2 million, will operate as part of Insignia Commercial Group, Inc. (ICG), and will be combined with Insignia/Edward S. Gordon Co., Inc., the ICG subsidiary that provides commercial brokerage and property management services in the New York metropolitan area.

Item 7.  Financial Statement and Exhibits

        (c)     Exhibits

    Exhibit No.

10.1 Stock Purchase and Asset Acquisition Agreement dated as of February 28, 1997 by and among Insignia/Edward S. Gordon Co., Inc. and John H. Rostenberg, David A. Doern, Rostenberg-Doern Company, Inc., Michael A. Klein, Gerard P. Hallock and William V. Cuddy, Jr.

99.1 Press Release dated February 28, 1997

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INSIGNIA FINANCIAL GROUP, INC.



                                        By:    /s/ John K. Lines
                                        --------------------------------
                                                John K. Lines
                                                General Counsel

Date:  March 28, 1997